UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

8point3 Energy Partners LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37447	47-3298142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Rio Robles San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2017, 8point3 Energy Partners LP (the “Partnership”) issued a press release reporting the Partnership’s financial and operating results for the fourth quarter and year ended November 30, 2016. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 and in Exhibit 99.1 shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, regardless of any general incorporation language in such filing.

Item 9.01.            Financial Statements and Exhibits.

(d)Exhibits.

Number	Description
99.1	Press release dated January 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

	By:	8point3 General Partner, LLC,
its general partner

Date: January 26, 2017	By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

INDEX TO EXHIBITS

Number	Description
99.1	Press release dated January 26, 2017.

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